SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2003

PILGRIM’S PRIDE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 South Texas Street
Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (903) 855-1000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The exhibits below, which are referred to in Item 12 of this Form 8-K are furnished solely pursuant to Item 12 of this Form 8-K and shall not be (i) subject to Section 18 of the Act, or Sections 11 or 12 of the Securities Act of 1933, as amended, or deemed incorporated by reference into a registration statement, proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in such a filing (except as shall otherwise be expressly set forth by specific reference in such a filing), or (ii) subject to Item 10 of Regulation S-K except as specifically required under the instructions to Item 12 of Form 8-K.

The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated November 5, 2003

99.2	Supplemental Historical Financial Information

Item 12. Results of Operations and Financial Condition.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 5, 2003, Pilgrim’s Pride Corporation issued a press release announcing its results of operations for the fourth quarter of fiscal 2003, a copy of which is furnished with this Form 8-K as Exhibit 99.1. Also furnished herewith as Exhibit 99.2 is certain supplemental historical financial information of Pilgrim’s Pride Corporation, including quarterly information regarding net sales by primary market line.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: November 5, 2003	By:	/s/ Richard A. Cogdill
Richard A. Cogdill
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated November 5, 2003

99.2	Supplemental Historical Financial Information